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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2004

MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2704 West Roscoe Street, Chicago, Illinois (Address of Principal Executive Offices)		60618 (Zip Code)

Registrant's telephone number, including area code: (773) 961-2222

Item 5.    Other Events and Regulation FD Disclosure.

        On July 28, 2004, Midway Games Inc. issued a press release discussing financial results for the second quarter of 2004 and financial guidance. A copy of the press release is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.

Item 7.    Financial Statements and Exhibits.

        (c)    Exhibits

Exhibits	Description
99.1	Press Release of Midway Games Inc. dated July 28, 2004

Item 12.    Results of Operations and Financial Condition.

        On July 28, 2004, Midway Games Inc. issued a press release discussing financial results for the second quarter of 2004 and financial guidance. A copy of the press release is attached to this report as Exhibit 99.1. Exhibit 99.1 is incorporated herein by this reference.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
July 29, 2004	By:	/s/ DEBORAH K. FULTON Deborah K. Fulton Senior Vice President, Secretary and General Counsel

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Exhibit Index

Exhibits	Description
99.1	Press Release of Midway Games Inc. dated July 28, 2004

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
  Item 12. Results of Operations and Financial Condition.
SIGNATURE
Exhibit Index